Risk factors and derivative instruments	12 Months Ended
Dec. 31, 2018
Risk factors and derivative instruments

Financial risk factors

The Group’s activities expose it to a variety of financial risks: credit risk and foreign exchange rate risk.

(i)	Credit risk

The Group has no significant concentration of credit risk, cash in banks in Hong Kong and PRC is insured with limit of approximately US$64,000 and US$73,000, respectively per bank per each depositor. The Group has policies in place to ensure that sales of products are made to customers with an appropriate credit history. The Group has policies that limit the amount of credit exposure to any customers. Cash transactions are limited to high credit quality banks.

There is no policy for requiring collateral for the credit risk of financial instruments by the Group (2017: Nil).

(ii)	Foreign exchange rate risk

The Group operates in Hong Kong, the PRC and trades with both local and overseas customers and suppliers, and is exposed to foreign exchange risk arising from various currency exposures, primarily with respect to purchases in Hong Kong dollar, Renminbi and Euro. Foreign exchange risk arises from committed and unmatched future commercial transactions, such as confirmed import purchase orders and sales orders, recognised assets and liabilities, and net investment in the PRC operations.

ZHEJIANG TIANLAN
Risk factors and derivative instruments

The Group’s activities expose it mainly to credit risk.

The Group has no significant concentration of credit risk. The Group has policies in place to ensure that sales of products are made to customers with an appropriate credit history. The Group has policies that limit the amount of credit exposure to any customers. Cash in banks is insured in PRC.

There is no policy for requiring collateral for the credit risk of financial instruments by the Group (2017: Nil).